                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                             _____________________


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         ____________________________


                            Date of Report (Date of
                  earliest event reported):  August 14, 1997
                                             ---------------


                                  OPTEL, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                                     95-4495524
---------------------------------               -------------------------------
(State or other jurisdiction                    (I.R.S. Employer Identification
of incorporation or organization)               Number)


                                   333-24881
                                   ---------
                           (Commission File Number)

       1111 West Mockingbird Lane, Suite 1000, Dallas, Texas   75247
       ----------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (214) 634-3800
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ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS.
        ----------------------------------

        On August 14, 1997, the Registrant issued the press release attached hereto as Exhibit "A" announcing that the Registrant has entered into a definitive agreement to purchase from Phonoscope Ltd. and its affiliates the residential cable television business and associated fiber optic network of Phonoscope in the Houston - Clear Lake, Texas area for a purchase price of $35.3 million, subject to adjustment.

ITEM 7. EXHIBITS.
        ---------

        Press Release, dated August 14, 1997.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 14, 1997


                                               OPTEL, INC.
                                               -----------
                                               (Registrant)


                                By:  /s/ MICHAEL E. KATZENSTEIN
                                     -------------------------------------------
                                     Name:  Michael E. Katzenstein
                                     Title: Vice President and General Counsel
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
 No.            Description                                     Page No.
-------         -----------                                     --------

99              Press Release, dated August 14, 1997